UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 7, 2026

Commission File Number of issuing entity:  333-261397
Central Index Key Number of issuing entity:  0001128250
BA CREDIT CARD TRUST*
(Exact name of issuing entity as specified in its charter)
(Issuing Entity of the Notes)

Commission File Number of issuing entity:  333-261397-02
Central Index Key Number of issuing entity:   0000936988
BA MASTER CREDIT CARD TRUST II
(Exact name of issuing entity as specified in its charter)
(Issuing Entity of the Collateral Certificate)

Commission File Number of depositor:  333-261397-01
Central Index Key Number of depositor:   0001370238

BA CREDIT CARD FUNDING, LLC

(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor: 0001102113

BANK OF AMERICA, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

c/o BA Credit Card Funding, LLC 1000 Samoset Drive Newark, Delaware 19713	c/o BA Credit Card Funding, LLC 1000 Samoset Drive Newark, Delaware 19713
(Address of Principal Executive Office)	(Address of Principal Executive Office)

(980) 683-4915	(980) 683-4915
(Telephone Number, including area code)	(Telephone Number, including area code)

01-0864848	01-0864848
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

N/A	N/A
(Former name or address, if changed since last report)	(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]

_________________________
* In accordance with relevant regulations of the Securities and Exchange Commission, the depositor files annual and other reports with the Commission on behalf of the BA Credit Card Trust and the BA Master Credit Card Trust II under the Central Index Key (CIK) number (0001128250) for the BA Credit Card Trust.

Section 8 – Other Events

Item 8.01. Other Events.

On May 14, 2026, the BA Credit Card Trust expects to issue its BAseries Class A(2026-1) Notes.

Section 9 – Financial Statements and Exhibits.

Item 9.01(d). Exhibits.

The following are filed as Exhibits to this Report under Exhibits 1, 4, and 36:

Exhibit 1.1	Class A(2026-1) Underwriting Agreement, dated as of May 7, 2026.

Exhibit 1.2	Class A(2026-1) Terms Agreement, dated as of May 7, 2026.

Exhibit 4.1	Unexecuted copy of the Class A(2026-1) Terms Document.

Exhibit 36.1	Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated May 7, 2026 with respect to the Class A(2026-1) Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BA CREDIT CARD FUNDING, LLC
Acting solely in its capacity as
depositor of BA Master Credit Card Trust II and
BA Credit Card Trust

Date: May 11, 2026	By:	/s/ Keith W. Landis
Name: Keith W. Landis
Title: CEO & President